SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (AMENDMENT NO. )


Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             KALAN GOLD CORPORATION
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

/ /      Fee paid previously with preliminary materials.
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/ /      Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

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                             KALAN GOLD CORPORATION
                     Suite 11.02, 11th Floor, Menara Merais
                                No. 1, Jalan 19/3
                               46300 Petaling Jaya
                               Selangor, Malaysia

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 2001


To The Shareholders of Kalan Gold Corporation:

         You are cordially invited to attend the Special Meeting of Shareholders of Kalan Gold Corporation, a Colorado corporation (the "Company"), which will be held on August 17, 2001, at 5.30 p.m., at The Ritz Carlton Four Seasons Hotel, 160 East Pearson, Chicago, IL 60611.

At the Special Meeting, we will ask you to:

1. Adopt and approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "Digital Broadband Networks, Inc."; and

2. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope.

The Board of Directors of the Company has set the close of business on June 29, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at the Special Meeting. Only holders of record of the Company's Common stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. The proxies are being solicited by the Board of Directors of the Company.

Your vote is very important to us. All shareholders, whether or not you expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed envelope. If you attend the meeting, you may vote in person, even though you have previously returned your proxy.


                                         By Order of the Board of Directors

                                         /s/ Patrick Soon-Hock Lim
                                         -------------------------

                                         Patrick Soon-Hock Lim
                                         President and Chief Executive Officer

Petaling Jaya, Malaysia
July 5, 2001

                             KALAN GOLD CORPORATION
                     Suite 11.02, 11th Floor, Menara Merais
                                No. 1, Jalan 19/3
                               46300 Petaling Jaya
                               Selangor, Malaysia

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


                      SPECIAL MEETING OF SHAREHOLDERS TO BE
                              HELD AUGUST 17, 2001


                               GENERAL INFORMATION

     This Proxy Statement provides information that you should read before you vote on the proposal that will be presented to you at the Special Meeting of Kalan Gold Corporation, a Colorado corporation ("Kalan" or the "Company"). The Special Meeting will be held on August 17, 2001 at 5.30 p.m., at The Ritz Carlton Four Seasons Hotel, 160 East Pearson, Chicago, IL 60611, or at any adjournment or postponement thereof. The proxies are being solicited by the Board of Directors of the Company.

     The mailing address of the principal executive offices of the Company is Suite 11.02, 11th Floor, Menara Merais, No. 1, Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia. The Company anticipates mailing this proxy statement and the accompanying proxy on or about July 16, 2001 to all shareholders entitled to vote at the Special Meeting.

                         PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, shareholders of the Company will consider and vote upon: (1) an amendment to the Company's Articles of Incorporation (the "Company's Articles") to change the name of the Company to "Digital Broadband Networks, Inc." (the "Name Change"); and (2) the transaction of such other business that may properly come before the Special Meeting. The Board does not know of any other matter that is to come before the Special Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

                  QUORUM AND VOTING RIGHTS; PROXY SOLICITATION

     The presence in person or by proxy of the holders of a majority of the shares then issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum for the conduct of business at the Special Meeting. In order to approve Proposal 1, a majority of the issued and outstanding shares of Common Stock of Kalan, par value $.00001 per share (the "Kalan Common Stock") must vote in favor of the Proposal.

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     In instances where nominee record holders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of the Kalan Common Stock who have not returned a proxy ("Broker Non-Votes"), those shares of Kalan Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote. Abstentions and Broker Non-Votes will be counted for purposes of determining whether the quorum requirement has been met.

     All shares of Kalan Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted (i) "FOR" the Name Change, and (ii) in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting. Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Special Meeting by (i) filing with the Company's Secretary written revocation of his or her proxy, (ii) giving a duly executed proxy bearing a later date, or
(iii) voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting will not in and of itself revoke his or her proxy. There is no limit to the number of times that a shareholder may revoke his or her proxy prior to the Special Meeting. Only the latest dated, properly signed proxy card will be counted.

     This proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the Special Meeting may be made by mail, telephone or in person, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Kalan Common Stock held of record by such entities, and the Company will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the Proxy Statement, proxy card or voting instruction form and all materials used in the solicitation of proxies from shareholders of the Company, and all clerical and other expenses of such solicitation, will be borne by the Company. Valerie Hoi-Fah Looi, the Company's Secretary, has been appointed by the Board to serve as inspector of election (the "Inspector of Election") to determine the number of shares of Kalan Common Stock represented and voted at the Special Meeting. All proxies and ballots delivered to Ms. Looi shall be kept confidential.



                           FORWARD LOOKING INFORMATION

     This Proxy Statement and other reports filed by the Company from time to time with the Securities and Exchange Commission, as well as the Company's press releases, contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "may", "should", "anticipates", "estimates", "expects", "future", "intends", "hopes", "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results of the Company to vary materially from historical results or from any future results expressed or implied in such forward-looking statements.

     Such factors include, among others, the following: revocation of the Company's license, the Company's ability to successfully implement its business plans, market acceptance of fixed wireless broadband services, the Company's ability to obtain services provided by other communications companies, limited suppliers of Fixed Wireless Access equipment, failure of the Company to obtain roof access, the ability of the Company to raise capital on a timely basis, the Company's business is subject to existing and future government regulations, failure to retain qualified personnel, competitive pressures and potentially adverse tax and cash flow consequences resulting from operating in multiple countries with different laws and regulations, ability to maintain profitability in the future and general economic and business conditions in Malaysia. The Company does not undertake to update, revise or correct any forward-looking statements.


                         SECURITY OWNERSHIP AND CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth the number of shares of the Kalan Common Stock beneficially owned by (i) each person who, as of July 1, 2001, was known by the Company to own beneficially more than five percent (5%) of its common stock;
(ii) each of the Directors and Executive Officers of the Company and (iii) the Directors and Executive Officers of the Company as a group. As of July 1, 2001, there were 97,690,999 common shares issued and outstanding.

Name and Address                      Number of Shares of           Percent of
of Beneficial Owner(1)                Beneficial Owner (2)            Class

--------------------------------------------------------------------------------

Patrick Soon-Hock Lim                     50,495,000(3)                51.68

Wan Abdul Razak bin Muda                     300,000(4)                   *

Valerie Hoi-Fah Looi                       4,700,000                    4.81

Chee-Hong Leong                                    -                       -
                                          -------------               ------
All Officers and Directors listed
above as a Group (6 persons)              55,495,000                   56.49
                                          =============               ======
-----------------
* Less than 1%.


(1) The address for each beneficial owner is c/o Kalan Gold Corporation, Suite 11.02, 11th Floor, Menara Merais, No. 1, Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia.

(2) The inclusion herein of any shares of Kalan Common Stock as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole investment and voting power with respect to the shares listed.

(3) Includes (a) 8,000,000 shares directly owned by Mr. Lim's wife, (b) 8,000,000 shares directly owned by Mr. Lim's son and (c) 25,245,000 shares owned by LSH Asset Holdings Sdn Bhd, a corporation controlled by Mr. Lim and his wife.

(4)  Of such shares, (i) 60,000 are beneficially owned by Mr. Muda's spouse and
     (ii) 60,000 are held by each of Mr. Muda's three daughters.


                             PROPOSAL 1-NAME CHANGE

SUMMARY

     The Board has unanimously approved, and recommends that the shareholders approve, the Name Change pursuant to which the Company will amend its Company's Articles to change its name to Digital Broadband Networks, Inc. The Board believes that this Name Change is in the best interests of the Company because the new name would reflect the Company's business as presently, and as presently proposed to be, conducted.



NAME CHANGE

     If the Name Change proposal were approved, the Company would change its name to Digital Broadband Networks, Inc. The Company's Board believes that this name will better reflect the Company's business as presently, and as presently proposed to be, conducted. The Company was originally incorporated in 1985 as a gas exploration company under the name Knight Natural Gas, Inc. Later, the Company changed its name to Kalan Gold Corporation when it was primarily involved in gold mining. The Company currently provides broadband services that include multimedia content production, the design and development of websites and the planned operation of a wireless digital broadband network. The Board believes that the Company's name should reflect its present business so that potential investors and the public at large can more easily identify the Company's existing business focus.


RECOMMENDATION AND VOTE

     In accordance with the Colorado Business Corporation Act and the Company's Articles, the affirmative vote of a majority of all the votes entitled to be cast is needed to approve the Name Change.

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE CHANGE OF THE COMPANY'S NAME TO "DIGITAL BROADBAND NETWORKS, INC. "

                             EXECUTIVE COMPENSATION

     The following table sets forth the Summary Compensation Table for the Chief Executive Officer and each Executive Officer who received compensation that exceeded $100,000 for the fiscal years ended December 31, 1998, 1999 and 2000. No other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee directors receive no additional compensation for service on the Board of the Company. Outside Directors received no compensation from the Company as such during this period, except as indicated below.

     In December 2000, the Company granted stock options to directors and officers of the Company. Mr. Lim, the current President, CEO and Director, has an option for 500,000 common shares at $0.085 until December 5, 2005. Mr. Muda, the current Chairman and Director has an option for 100,000 common shares at $0.085 until December 5, 2005. Miss Looi, the current Secretary and Director, has an option for 120,000 common shares at $0.085 until December 5, 2005. Mr. Leong, the current Chief Financial Officer and Treasurer, has an option for 78,000 common shares at $0.085 until December 5, 2005. The closing price of the Common Stock on December 6, 2000 was $0.075. As of the date hereof, none of these options have been exercised.

     The Company has no other retirement, pension, profit sharing, stock option, insurance or other similar programs. There were no long-term compensation plans, awards, options nor any other compensation offered by the Company.


                           SUMMARY COMPENSATION TABLE

Name and Principal Position      Year                 Annual
---------------------------      ----                -------
                                                   Compensation
                                                   ------------

                                           Salary                 Bonus
                                           ------                 -----

Patrick Soon-Hock Lim            2000      -                      Not applicable
President, Chief Executive       1999      $7,895 (1)             Not applicable
Officer and Director             1997      Not applicable         Not applicable


(1) Amounts received in 1999 represent director's fee from Kalan's subsidiary, Animated Electronic Industries, for the year ended December 31, 1999.

                              DIRECTOR COMPENSATION

         The Company does not pay fees to members of the board of directors and presently has no plans to pay directors' fees. The Company intends to grant stock options to members of the board of directors who are not employees of the Company or any subsidiary of the Company ("Outside Directors"). The Company hopes that such grants of stock options will encourage ownership of capital stock of the Company by outside directors and will be necessary in order to attract and retain qualified persons to serve on the Company's Board. Presently, only Wan Abdul Razak bin Muda is an Outside Director of the Company.

                              EMPLOYMENT AGREEMENTS

     The Company has no employment agreements with its Chief Executive Officer and other executive officers. However, its wholly-owned subsidiary, AEI, and Chee-Hong Leong entered into a letter agreement, dated December 8, 1999, with respect to Mr. Leong's appointment as Corporate Finance Manager of AEI. Under the letter agreement, Mr. Leong will receive a base salary of $18,947 per year and be entitled to unspecified stock option grants to be awarded by Kalan in the future. Either party may terminate the letter agreement by giving the other party one month's prior written notice.

     In addition, AEI and Ms. Valerie Hoi-Fah Looi entered into a letter agreement dated January 1, 1999 with respect to Ms. Looi's redesignation as Senior Vice President of Corporate Affairs at AEI. Under the letter agreement, Ms. Looi will receive a base salary of $13,578 per year subject to review from time to time.


                                  OTHER MATTERS

     Management of the Company knows of no other matter that may come before the Special Meeting. However, if any additional matters are properly presented at the Special Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS


     Shareholder proposals intended for presentation at the Company's Special Meeting of Shareholders should be sent to Suite 11.02, 11th Floor, Menara Merais, No.1, Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia Attention:
Secretary, and must be received by the Company not later than July 10, 2001.


     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                              AVAILABLE INFORMATION

     The Company is subject to the disclosure and informational requirements of the Securities Exchange Act of 1934, as amended and, in accordance therewith, files reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by the Company with the SEC may be inspected and copied at the SEC's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the SEC's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of such reports, proxy

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statements and other information are also available from the SEC over the
Internet at http://www.sec.gov. The shares of Common Stock are traded over the counter on the OTC Bulletin Board. Reports, proxy statements and other information concerning the Company may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

By Order of the Board of Directors

/s/ Patrick Soon-Hock Lim
-------------------------

Patrick Soon-Hock Lim, President
Selangor, Malaysia
July 5, 2001

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


                             KALAN GOLD CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF KALAN GOLD CORPORATION
          IN CONNECTION WITH ITS SPECIAL MEETING OF SHAREHOLDERS TO BE
                              HELD AUGUST 17, 2001



1. NAME CHANGE. To adopt and approve a change in the name of the Company from "Kalan Gold Corporation" to "Digital Broadband Networks, Inc.".


                         / / FOR / / AGAINST / / ABSTAIN

2. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.



/ /        MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

/ /        MARK HERE IF YOU PLAN TO ATTEND THE MEETING

    THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR FOR THE APPROVAL AND ADOPTION OF THE CHANGE OF THE COMPANY'S NAME TO "DIGITAL BROADBAND NETWORKS, INC.



Dated _______________________, 2001          Please mark, date and sign exactly
                                             as your name appears hereon and
___________________________________          return in the enclosed envelope. If
Signature(s) of Shareholder(s)               acting as executor, administrator,
                                             trustee, guardian, etc., you should
___________________________________          so indicate when signing. If the
Signature(s) of Shareholder(s)               signer is a corporation, please
                                             sign the full corporate name, by
                                             duly authorized officer.  If shares
                                             are held jointly, each stockholder
                                             named should sign.